                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 14, 2005

                                     AMREIT
             (Exact name of Registrant as specified in its Charter)

             Texas                        0-28378               76-0410050
(State or other jurisdiction of      (Commission file        (I.R.S. Employer
 incorporation or organization)           number)         Identification Number)

               8 Greenway Plaza, Suite 1000, Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 850-1400

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

         On March 14, 2005, Bryan L. Goolsby resigned as a trust manager of AmREIT.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2005

                                        AMREIT

                                        By: /s/  Chad C. Braun
                                            ----------------------------
                                            Chad C. Braun
                                            Executive Vice President and
                                            Chief Financial Officer